UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2014

A.C. SIMMONDS AND SONS INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-35802	45-5512933
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

3565 King Rd., King City, Ontario, Canada L7B 1M3
(Address of principal executive offices)

(905) 833-9845
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01:	Other Events.

On October 21, 2014, A.C. Simmonds and Sons Inc. (the “Company”) filed a Current Report on Form 8-K indicating that the Company had entered into a Share Purchase Agreement dated as of October 15, 2014 (the “Share Purchase Agreement”) with BioSec Enviro Inc. (“BioSec Enviro”) and KKMAC Holdings Inc., corporations incorporated under the laws of Ontario, to purchase all of the issued and outstanding shares of BioSec Enviro.

The Company and BioSec Enviro have determined that the acquisition of BioSec Enviro by the Company shall be deemed null and void from inception as of October 15, 2014.

# # #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C. SIMMONDS AND SONS INC.

Dated: January 9, 2015	By:	/s/ Jon Szczur
Name: Jon Szczur
Title: Chief Financial Officer